Exhibit 10.11

FORM OF LETTER AGREEMENT

Leisure Acquisition Corp. 250 W. 57th Street Suite 2223 New York, NY 10107	[_____], 2017

Re: Initial Public Offering

Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) proposed to be entered into by and between Leisure Acquisition Corp., a Delaware corporation (the “Company”), and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to an underwritten initial public offering (the “Public Offering”) of 20,000,000 of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one-half of one warrant (each, a “Warrant”). Each whole Warrant entitles the holder thereof to purchase one share of the Common Stock at a price of $11.50 per share, subject to adjustment. Only whole warrants are exercisable. The Units shall be sold in the Public Offering pursuant to a registration statement on Form S-1 (the “Registration Statement”) and prospectus (the “Prospectus”) filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) and the Company shall apply to have the Units listed on the NASDAQ Capital Market. Certain capitalized terms used herein are defined in paragraph 12 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Public Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Hydra Management, LLC (the “Hydra Sponsor”) and Matthews Lane Capital Partners LLC (the “MLCP Sponsor” and together with the Hydra Sponsor, the “Sponsors”), and each of MLCP GLL Funding LLC and Hydra LAC, LLC, each of which are affiliates of the Sponsors (the “Sponsor Affiliates”), HG Vora Special Opportunities Master Fund, Ltd. (the “Strategic Investor”) and each of the undersigned individuals, each of whom is a director or member of the Company’s management team or an affiliate thereof (each, an “Insider” and collectively, the “Insiders”), hereby agrees with the Company as follows:

1.          Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider agrees that if the Company seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, it or he or she shall vote all Founder Shares and any shares acquired by it or him or her in the Public Offering or the secondary public market in favor of such proposed Business Combination.

2.          Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby agrees that in the event that the Company fails to consummate a Business Combination (as defined in the Underwriting Agreement) within 24 months (or 27 months from the closing of this offering if the Company has executed a letter of intent for an initial business combination within 24 months from the closing of this offering but has not completed such initial business combination within such 24-month period, such additional three months, the “extension period”) from the closing of the Public Offering, or such later period approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, the Sponsors, the Sponsor Affiliates, the Strategic Investor and Insiders shall take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem 100% of the Common Stock sold as part of the Units in the Public Offering (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income (net of taxes payable and any amounts released to the Company to fund working capital requirements and net of up to $75,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider agrees not to propose any amendment to the Company’s amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company does not complete a Business Combination within 24 months (plus the extension period, if applicable) from the closing of the Public Offering, unless the Company provides its public stockholders with the opportunity to redeem their shares of Common Stock upon approval of any such amendment at a price per share, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest income (net of taxes payable and any amounts released to the Company to fund working capital requirements and net of $75,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares.

Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider acknowledges that it or he or she has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company prior to the Business Combination with respect to the Founder Shares. Each of the Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby further waives, with respect to any shares of the Common Stock held by it or him or her, if any, any redemption rights it or he or she may have in connection with the consummation of a Business Combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase shares of the Common Stock (although each Sponsor, each Sponsor Affiliate, the Strategic Investor and Insider shall be entitled to redemption and liquidation rights with respect to any shares of the Common Stock (other than Founder Shares) it or they hold if the Company fails to consummate a Business Combination within 24 months (plus the extension period, if applicable) from the closing of the Public Offering.

2

Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby waives any rights it or he or she may have to require registration of the Units, shares of Common Stock, Warrants and any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any, in connection with the filing of the registration statement relating to the Public Offering, provided, that for the avoidance of doubt such waiver shall not apply to any registration rights applicable subsequent to completion of the Public Offering in the manner contemplated in the Prospectus. Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider further agrees that, during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, it or he or she will not, without the prior written consent of Morgan Stanley & Co. LLC, make any demand for, or exercise any right with respect to, the registration of the Units, shares of Common Stock, Warrants and any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any.

In addition, each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that it or he or she may have in connection with the Public Offering or with any issuance or sale by the Company of any equity or other securities before the Public Offering, provided, that for the avoidance of doubt such waiver shall not apply to any registration rights applicable subsequent to completion of the Public Offering in the manner contemplated in the Prospectus.

Subject to the exceptions set forth in paragraph 7(c) below, each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby confirms that it or he or she has not, directly or indirectly, taken, and hereby covenants that it or he or she will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any. Subject to the exceptions set forth in paragraph 7(c) below, each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby authorizes the Company and its transfer agent, during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any, subject to this Letter Agreement of which it or he or she is the record holder, and, with respect to any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any, subject to this Letter Agreement of which it or he or she is the beneficial owner but not the record holder, it or he or she hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

3

3.          Subject to the exceptions set forth in paragraph 7(c) below, during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of ) a registration statement with the Commission or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, with respect to any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, if any, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to the registration of the offer and sale of Units as contemplated by the Underwriting Agreement and the sale of the Units to the Underwriters (as defined in the Underwriting Agreement) in the Public Offering. Each of the Insiders, the Strategic Investor and the Sponsors acknowledges and agrees that, prior to the effective date of any release or waiver, of the restrictions set forth in this paragraph 3, other than pursuant to the exceptions contained in paragraph 7(c) below, the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply to any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the same terms described in this Letter Agreement.

4.          In the event of the liquidation of the Trust Account, each Sponsor (each, an “Indemnitor”) agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company or (ii) a prospective target business with which the Company has entered into an acquisition agreement (a “Target”); provided, however, that such indemnification of the Company by each Indemnitor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per share of the Offering Shares remaining outstanding or (ii) such lesser amount per share of the Offering Shares remaining outstanding held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account (other than due to the failure to obtain an agreement waiving claims against the Trust Account, which waiver shall be substantially in the form of Annex A (a “Waiver”)), in each case, such amount excludes the amount of interest income accrued in the Trust Account (net of taxes payable and any amounts released to us to fund working capital requirements). Notwithstanding the foregoing, each Indemnitor’s obligations pursuant to this paragraph shall not apply if such third party or Target has executed a Waiver, whether or not such Waiver is enforceable. In the event that any such executed Waiver is deemed to be unenforceable against such third party or Target, each Indemnitor shall not be responsible for any liability as a result of any such third party or Target claims. Notwithstanding any of the foregoing, such indemnification of the Company by each Indemnitor shall not apply as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Each Indemnitor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to each Indemnitor, such Indemnitor notified the Company in writing that such Indemnitor shall undertake such defense.

4

5.          To the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 3,000,000 Units, the Sponsors, the Sponsor Affiliates, the Strategic Investor and Insiders (other than Messrs. Marc Falcone, Steven Rittvo and David Weinstein) agree that they shall return to the Company for cancellation, at no cost, a number of Founder Shares in the aggregate equal to 750,000 multiplied by a fraction, (i) the numerator of which is 3,000,000 minus the number of Units purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 3,000,000. The Sponsors, the Sponsor Affiliates, the Strategic Investor and Insiders (other than Messrs. Marc Falcone, Steven Rittvo and David Weinstein) further agree that to the extent that (a) the size of the Public Offering is increased or decreased and (b) the Sponsors, the Strategic Investor and Insiders (other than Messrs. Marc Falcone, Steven Rittvo and David Weinstein) have either purchased or sold shares of Common Stock or an adjustment to the number of Founder Shares has been effected by way of a stock split, stock dividend, reverse stock split, contribution back to capital or otherwise, in each case in connection with such increase or decrease in the size of the Public Offering, then (A) the references to 3,000,000 in the numerator and denominator of the formula in the immediately preceding sentence shall be changed to a number equal to 15% of the number of shares included in the Units issued in the Public Offering and (B) the reference to 750,000 in the formula set forth in the immediately preceding sentence shall be adjusted to such number of shares of Common Stock that the Sponsors, the Sponsor Affiliates, the Strategic Investor and Insiders (other than Messrs. Marc Falcone, Steven Rittvo and David Weinstein) would have to return to the Company in order to hold (with all of the pre-offering stockholders) an aggregate of 20.0% of the Company’s issued and outstanding Common Stock after the Public Offering. For purposes of clarification, nothing in this paragraph will impact the number of shares of Common Stock purchased by the Strategic Investor pursuant to the Forward Purchase Contract (defined below).

6.           (a)          The Sponsors, Sponsor Affiliates and each Insider hereby agrees not to participate in the formation of, or become an officer or director of, another blank check company until the Company has entered into a definitive agreement regarding the initial Business Combination or the Company has failed to complete the initial Business Combination within 24 months (plus the extension period, if applicable) from the closing of the Public Offering.

(b)          Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider hereby agrees and acknowledges that: (i) each of the Underwriters and the Company would be irreparably injured in the event of a breach by such Sponsor, such Sponsor Affiliate, the Strategic Investor or Insider of his or its applicable obligations under paragraphs 1, 2, 3, 4, 5, 6(a), 7(a), 7(b), 9 and 10 of this Letter Agreement (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

5

7.           (a)          Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider agrees that it or he or she shall not Transfer any Founder Shares held by it or him or her, if any, until the earlier of (A) one year after the completion of a Business Combination or (B) the date following the completion of a Business Combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Founder Shares Lock-up Period”). Notwithstanding the foregoing, if the last sale price of the Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stocks dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, the Founder Shares will be released from the Founder Shares Lock-Up.

(b)          The Sponsor and each Insider agrees that it or he or she shall not effectuate any Transfer of Private Placement Warrants or Common Stock underlying such warrants, until 30 days after the completion of a Business Combination.

(c)          Notwithstanding the provisions set forth in paragraphs 2, 3 and 7(a) and (b), Transfers of the Founder Shares, the Private Placement Warrants and shares of Common Stock underlying the Private Placement Warrants are permitted (a) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members of the Sponsors or the Strategic Investor or any affiliates of the Sponsors or the Strategic Investor; (b) in the case of an individual or an entity controlled by an officer or director of the Company, by a gift to a member of the individual’s, officer’s or director’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s, officer’s or director’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the shares were originally purchased; (f) in the event of the Company’s liquidation prior to the completion of a Business Combination; (g) by virtue of the laws of Delaware or any of the Sponsors’ or Sponsor Affiliates’ limited liability company operating agreements upon dissolution of such person; (h) by virtue of the laws of the Cayman Islands or the Strategic Investor’s memorandum and articles of association upon dissolution of the Strategic Investor; or (i) in the event of completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the completion of a Business Combination; provided, however, that in the case of clauses (a) through (e) and (g) and (h), these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

6

8.          Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider represents and warrants that it or he or she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked. Each Insider’s biographical information furnished to the Company is true and accurate in all respects and does not omit any material information with respect to the undersigned’s background. Each Insider’s questionnaire furnished to the Company is true and accurate in all respects. Each Insider represents and warrants that: the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; the undersigned has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding.

9.          The Strategic Investor agrees to enter into a securities purchase agreement in substantially the form attached as an exhibit to the Registration Statement (the “Forward Purchase Agreement”) to purchase 6,250,000 Units at a price per Unit of $10.00 per Unit, in a transaction exempt from the registration requirements of the Securities Act (the “Private Placement”). The Private Placement will be completed concurrently with the completion of the initial Business Combination. Neither the Company nor the Strategic Investor may waive the obligation of the undersigned to complete the Private Placement in accordance with this paragraph 9 pursuant to the terms of the Forward Purchase Agreement.

10.         There will be no restrictions on payments made to Insiders. However, prior to consummation of the Business Combination the Company shall not make any payment to an Insider from the proceeds held in the Trust Account including, but not limited to repayment of loans and advances of up to an aggregate of $400,000 made to the Company by the Hydra Sponsor, MLCP GLL Funding LLC and the Strategic Investor; payment to an affiliate of Hydra Sponsor for office space, utilities and secretarial and administrative support for a total of $10,000 per month; payment of fees and reimbursement of out-of-pocket expenses related to identifying, investigating and consummating an initial Business Combination; and repayment of loans and advances up to an aggregate of $1,000,000 made to the Company by the Hydra Sponsor, MLCP GLL Funding LLC and the Strategic Investor pursuant to the expense advance agreement between us and the Hydra Sponsor, MLCP GLL Funding LLC and the Strategic Investor to cover working capital costs and to finance transaction costs in connection with a Business Combination, provided, that, if the Company does not consummate a Business Combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such loaned amounts so long as no proceeds from the Trust Account are used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period.

11.         Each Sponsor, each Sponsor Affiliate, the Strategic Investor and each Insider has full right and power, without violating any agreement to which it is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement. Mr. Weil and Mr. Silvers affirm that the material provision of any non-compete or non-solicitation agreements to which they are a party have been disclosed to the Company.

7

12.         As used herein, (i) “Business Combination” shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses; (ii) “Founder Shares” shall mean the 7,187,500 shares of Common Stock of the Company initially acquired by the Sponsors, the Sponsor Affiliates, the Strategic Investor and the other initial stockholders of the Company for an aggregate purchase price of $25,000, or approximately $0.003 per share, prior to the consummation of the Public Offering; (iii) “Private Placement Warrants” shall mean up to 7,425,000 Warrants to purchase up to 7,425,000 shares of the Common Stock of the Company that are acquired by Hydra LAC, LLC, and MLCP GLL Funding LLC, the Strategic Investor and certain members of the Company’s management team for an aggregate purchase price of up to $7,425,000, or $1.00 per Warrant, in a private placement that shall occur simultaneously with the consummation of the Public Offering; (iv) “Public Stockholders” shall mean the holders of securities issued in the Public Offering; (v) “Trust Account” shall mean the trust fund into which a portion of the net proceeds of the Public Offering shall be deposited; and (vi) “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

13.         This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

14.         No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party, except as provided above. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Sponsors, the Sponsor Affiliates, the Strategic Investor and Insiders and their respective successors and permitted assigns to whom a Sponsor transfers shares of the Company in compliance with this Letter Agreement. Any transfer made in contravention of this Letter Agreement shall be null and void.

15.         This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

8

16.         Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, in each case to the address most recently provided to such party or such other address as may be designated in writing by such party, or by facsimile transmission to the number most recently provided to such party or such other fax number as may be designated in writing by such party.

17.         This Letter Agreement shall terminate on the earlier of (i) the expiration of the Founder Shares Lock-up Period or (ii) the liquidation of the Company; provided, however, that this Letter Agreement shall earlier terminate in the event that the Public Offering is not consummated and closed by June 30, 2018, provided further that paragraph 4 of this Letter Agreement shall survive such liquidation.

[Signature Page follows]

9

HYDRA MANAGEMENT, LLC

By:
Name:
Title:

HYDRA LAC, LLC

By:
Name:
Title:

MATTHEWS LANE CAPITAL PARTNERS LLC

By:
Name:
Title:

MLCP GLL FUNDING LLC

By:	Matthews Lane Capital Partners LLC, its manager

By:
Name:
Title:

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

By:	HG Vora Capital Management, LLC, as investment adviser.

By:
Name:
Title:

LEISURE ACQUISITION CORP.

By:
Name: A. Lorne Weil
Title: Executive Chairman

A. Lorne Weil

Daniel B. Silvers

George Peng

Eric Carrera

Marc Falcone

Steven Rittvo

David Weinstein

Acknowledged and Agreed:

LEISURE ACQUISITION CORP.

By:
Name:
Title:

Annex A

Form of Waiver

[THIRD PARTY] hereby irrevocably waives any and all right, title, interest, causes of action and claims of any kind or nature whatsoever (each, a “Claim”) in or to, and any and all right to seek payment of any amounts due to it out of, the trust account established for the benefit of the public stockholders of the Company and into which substantially all of the proceeds of the Company’s initial public offering [will be][have been] deposited (the “Trust Account”), and hereby irrevocably waives any Claim it presently has or may have in the future as a result of, or arising out of, this agreement, which Claim would reduce, encumber or otherwise adversely affect the Trust Account or any monies or other assets in the Trust Account, and further agrees not to seek recourse, reimbursement, payment or satisfaction of any Claim against the Trust Account or any monies or other assets in the Trust Account for any reason whatsoever.